CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – QS Legg Mason Variable Growth (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2015 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust –	Legg Mason Partners Variable Equity Trust –
QS Legg Mason Variable Growth	QS Legg Mason Variable Growth

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett

Date: February 24, 2016	Date: February 24, 2016

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – QS Legg Mason Variable Moderate Growth (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2015 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust –	Legg Mason Partners Variable Equity Trust –
QS Legg Mason Variable Moderate Growth	QS Legg Mason Variable Moderate Growth

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett

Date: February 24, 2016	Date: February 24, 2016

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.

CERTIFICATIONS PURSUANT TO SECTION 906

EX-99.906CERT

CERTIFICATION

Jane Trust, Chief Executive Officer, and Richard F. Sennett, Principal Financial Officer of Legg Mason Partners Variable Equity Trust – QS Legg Mason Variable Conservative Growth (the “Registrant”), each certify to the best of his knowledge that:

1. The Registrant’s periodic report on Form N-CSR for the period ended December 31, 2015 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Chief Executive Officer	Principal Financial Officer
Legg Mason Partners Variable Equity Trust –	Legg Mason Partners Variable Equity Trust –
QS Legg Mason Variable Conservative Growth	QS Legg Mason Variable Conservative Growth

/s/ Jane Trust	/s/ Richard F. Sennett
Jane Trust	Richard F. Sennett

Date: February 24, 2016	Date: February 24, 2016

This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Commission.